UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Phunware, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1002 West Avenue

Austin, Texas 78701

October 31, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Phunware, Inc. to be held on December 17, 2025 at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. Instructions on how to attend the Annual Meeting are posted at www.proxydocs.com/PHUN. Prior registration to attend the Annual Meeting is required. Stockholders must register to attend the Annual Meeting at www.proxydocs.com/PHUN. Only stockholders who held shares at the close of business on the record date, October 23, 2025, may vote at the Annual Meeting, including any adjournment thereof.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

You may cast your vote by proxy over the Internet or by telephone to ensure your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to your attendance at the Annual Meeting.

Sincerely yours,

/s/ Jeremy Krol	/s/ Elliot Han
Jeremy Krol	Elliot Han
Director and Interim Chief Executive Officer	Chairperson of the Board of Directors

1002 West Avenue

Austin, Texas 78701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only - No Physical Meeting Location

To Be Held On December 17, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Phunware, Inc., a Delaware corporation (the "Company"), which will be held on Wednesday, December 17, 2025 at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/PHUN.

At the Annual Meeting, stockholders will vote on the following matters:

1.
To elect two directors to the Company's Board of Directors (the "Board"), to serve as Class I directors for a term of three years expiring at the annual meeting of stockholders to be held in 2028 and until each of their successors have been duly elected and qualified.
2.
To ratify the selection by the Audit Committee of the Board of CBIZ CPAs P.C. (“CBIZ CPAs”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
3.
To consider a non-binding advisory vote to approve the compensation of the Company’s named executive officers.
4.
To consider the frequency for stockholders’ non-binding advisory vote on compensation of the Company’s named executive officers.
5.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The record date for the Annual Meeting is October 23, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting To Be Held On Wednesday, December 17, 2025 at 11:00 a.m. Eastern Time.

The Proxy Statement and the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024 are available online at www.proxydocs.com/PHUN.

You are cordially invited to attend the Annual Meeting, conducted via a live audio webcast, by registering at www.proxydocs.com/PHUN. In order to attend, you must register in advance prior to the meeting.

YOUR VOTE IS VERY IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting.

The Board of Directors recommends you vote (1) FOR the director nominees, (2) FOR the ratification of the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025, (3) FOR, on a non-binding basis, approval of the compensation of the Company’s named executive officers and (4) in favor of every THREE YEARS, on a non-binding advisory basis, for the frequency for stockholders’ non-binding advisory vote on compensation of the Company’s named executive officers.

By Order of the Board of Directors,

/s/ Jeremy Krol
Jeremy Krol
Director and Interim Chief Executive Officer

Austin, Texas

October 31, 2025

1002 West Avenue

Austin, Texas 78701

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only - No Physical Meeting Location

To Be Held On December 17, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Phunware, Inc. (the “Board”) is soliciting your proxy to vote at Phunware’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be conducted via a live audio webcast on Wednesday, December 17, 2025 at 11:00 a.m. Eastern Time. The Annual Meeting can be accessed by visiting www.proxydocs.com/PHUN.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are being distributed and made available on or about November 3, 2025. As used in this Proxy Statement, references to “we,” “us,” “our,” “Phunware” and the “Company” refer to Phunware, Inc. and its subsidiaries.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We will begin distributing the Notices on or about October 31, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

What proxy materials are available on the Internet?

This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxydocs.com/PHUN.

How do I attend the Annual Meeting?

The 2025 Annual Meeting will be held entirely online via a live audio webcast which will begin promptly at 11:00 a.m. Eastern Time on Wednesday, December 17, 2025. Stockholders may vote while connected to the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/PHUN. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. Please be sure to follow the instructions found on your proxy card and subsequent instructions that will be delivered to your email one (1) hour prior to the start of the Annual Meeting.

Who can vote at the Annual Meeting?

If you are a stockholder of record as of the record date, October 23, 2025, you may vote your shares by following the instructions provided on the Notice to log in to www.proxydocs.com/PHUN. You will be asked to provide the control number from your Notice.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote online during the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Vote by Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy over the telephone or through the Internet:

1.
To vote over the telephone, dial toll-free 1-866-363-3966 and follow the recorded instructions. You will be asked to provide the control number from the Notice.
2.
To vote through the Internet, go to www.proxydocs.com/PHUN to complete an electronic proxy card. You will be asked to provide the control number from the Notice.

We are providing Internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Stockholder of Record: Shares Registered in Your Name

If on the record date, October 23, 2025, your shares were registered directly in your name with Phunware’s transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date, October 23, 2025, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What matters am I voting on?

There are currently four matters scheduled for a vote:

1.
Election of two directors to the Board, to serve as Class I directors for a term of three years expiring at the annual meeting of stockholders to be held in 2028 and until each of their successors have been duly elected and qualified;
2.
Ratification of the selection by the Audit Committee of the Board of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;
3.
A non-binding advisory vote to approve the compensation of our named executive officers; and
4.
Frequency for stockholders’ non-binding advisory vote on compensation of the Company’s named executive officers.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How many votes do I have?

Stockholders of Record: Shares Registered in Your Name

On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date, October 23, 2025. On the record date, there were 20,187,326 shares of common stock outstanding and entitled to vote.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by proxy over the telephone, through the Internet, or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What if I vote but do not make specific choices?

If you vote without marking voting selections, the shares represented by your proxy will be voted as recommended by the Board. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.
You may grant a subsequent proxy by telephone or through the Internet.
2.
You may send a timely written notice that you are revoking your proxy to Phunware’s Chief Legal Officer at 1002 West Avenue, Austin, Texas 78701.
3.
You may attend the Annual Meeting and vote in-person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholder Proposals under Rule 14a-8

To be considered for inclusion in next year’s proxy materials within the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing not later than July 3, 2026 to Phunware’s Chief Legal Officer at 1002 West Avenue, Austin, Texas 78701 and comply with all applicable requirements of Rule 14a-8.

Stockholder Proposals and Nominations for Director Candidates

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2026 Annual Meeting of Stockholders (other than shareholder proposals in accordance with Rule 14a-8), as well as nominations of persons for election as directors of the Company at the 2026 Annual Meeting of Stockholders, must be submitted in writing not earlier than August 17, 2026 and not later than September 16, 2026 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2026 Annual Meeting of Stockholders is held before November 17, 2026 or after February 15, 2027, then the deadline is not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made.

You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees for our 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 18, 2026.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, with respect to Proposal 1, votes “For,” “Withhold” and broker non-votes, and, with respect to Proposals 2 and 3, votes “For,” “Against,” abstentions and, if applicable, broker non-votes, and with respect to Proposal 4, votes for every one year, two years or three years, abstentions and broker non-votes.

What are “broker non-votes”?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of Class I directors, Proposal 3, advisory vote to approve named executive officer compensation, or Proposal 4, advisory vote on the frequency of future stockholders’ advisory votes on named executive officer compensation.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
1. Election of Class I directors	Plurality of votes cast	No
2. Ratification of CBIZ CPAs P.C.	Majority of votes cast	Yes
3. Advisory vote to approve named executive officer compensation	Majority of votes cast	No
4. Advisory vote on frequency of future stockholders’ advisory votes on named executive officer compensation	Plurality of votes cast	No

For Proposal 1, the election of Class I directors, the two nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. There is no "Against" option and votes that are "withheld" or not cast, including broker non-votes, are not counted as votes "For" or "Against."

To be approved, Proposals 2 and 3 must receive “For” votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect and will not be counted in determining the number of shares necessary for approval. Proposal 3 is advisory; therefore, it will not be binding on the Company, our Board or the Compensation Committee. However, the Compensation Committee and Board value constructive dialogue on executive compensation and other governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Compensation Committee and Board will consider the outcome of this vote when evaluating future executive compensation programs.

For Proposal 4, stockholders may vote on an advisory basis whether they would prefer an advisory vote on compensation of the Company’s named executive officers once every year, two years or three years (or stockholders may abstain). The frequency option that receives the highest number of votes cast will be passed on an advisory basis. Abstentions and broker non-votes will have no effect on Proposal 4. Proposal 4 is advisory; therefore, it will not be binding on the Company, our Board or the Compensation Committee. However, the Compensation Committee and Board value constructive dialogue on executive compensation and other governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Compensation Committee and Board will consider the outcome of this vote when evaluating future executive compensation programs.

Dissenters' rights are not applicable to any of the matters being voted upon at the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. On the record date, October 23, 2025, there were 20,187,326 shares outstanding and entitled to vote. Thus, the holders of at least 6,729,109 shares must be present during the Annual Meeting or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting's chairperson or holders of a majority of shares represented at the Annual Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal No. 1 regarding the election of Class I directors, in which the Class I director nominees have an interest.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

The following table sets forth the names, ages and positions of our executive officers, director nominees and directors whose terms will continue after the Annual Meeting:

Name	Age	Position
Executive Officers
Jeremy Krol (4)	48	Interim Chief Executive Officer and Class I Director
Brendhan Botkin	46	Vice President of Accounting & Financial Reporting
Chris Olive	55	Chief Legal Officer
Non-Employee Directors
Elliot Han (1)(2)(3)	48	Class II Director
Quyen Du (1)(2)(3)	49	Class III Director

Non-Employee Director Nominee
Ed Lu (4)	48	Class I Director Nominee

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Nominee for election at the Annual Meeting

Executive Officers

Each of our executive officers serves at the discretion of the Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. The following biographical descriptions set forth certain information with respect to our executive officers based on information furnished to us by each such officer.

Jeremy Krol joined Phunware in January 2025 as Executive Vice President and Chief Operating Officer. Mr. Krol was appointed as the Company’s interim Chief Executive Officer in July 2025 and as a Class I director of the Company in October 2025. Mr. Krol is also a nominee for election as a Class I director of the Company at the Annual Meeting. Mr. Krol has served as a sub-contractor to Switch Advisory Group since June 2024, in which he provided consulting services to the Company, including but not limited to fractional Chief Operating Officer services. From 2019 to 2024, Mr. Krol served as a startup advisor for Platform Calgary, which is a technology accelerator hub for technology startups. Mr. Krol holds a Bachelor of Engineering (Aerospace) degree from Carleton University and a Master of Business Administration degree from the University of Calgary.

Brendhan Botkin joined Phunware in April 2017 as our Controller. Mr. Botkin was appointed as Vice President of Accounting and Financial Reporting of the Company in 2021 and, in that capacity, currently acts as the Principal Accounting and Financial Officer of the Company. Before joining Phunware, Mr. Botkin served as Chief Financial Officer at Acuity Healthcare Solutions, a provider of in-home post-hospitalization care from 2016 to 2017, and at Circular Energy, a Texas-based renewable energy company, from 2014 to 2015. From 2011 to 2014, Mr. Botkin served as the Corporate Controller at Vast.com. Earlier in his career he served as Chief Financial Officer of Propane Direct Enterprises from 2009 to 2011. He has also held consulting roles, including at Tatum LLC from 2007 to 2009. Mr. Botkin began his career in public accounting at Ernst & Young in Austin, Texas, and KPMG in Atlanta, Georgia. Mr. Botkin holds a Bachelor of Science in Business Administration – Accounting from Auburn University and a Master in Professional Accounting (MPA) from the University of Texas at Austin. Mr. Botkin is a Certified Public Accountant (CPA) licensed in the State of Texas.

Chris Olive joined Phunware in April 2022 as Chief Legal Officer. Prior to his tenure at Phunware, Mr. Olive was a partner at Bracewell LLP based in Dallas, Texas, from 2006 to 2022. Mr. Olive has extensive transactional and regulatory experience, including finance, financial instruments, banking, mergers and acquisitions, asset purchases and other strategic transactions, digital assets and related corporate securities and other regulatory matters. Prior to Bracewell LLP, Mr. Olive was an associate at Jones Day and served in the United States Army Judge Advocate General’s Corps. Mr. Olive holds a BBA in Finance with honors from the University of Miami, a JD from the Southern Methodist University School of Law and an LLM in Banking & Finance Law with distinction from the University of London.

Non-Employee Directors and Nominee

The following biographical descriptions set forth certain information with respect our non-employee directors whose terms will continue after the Annual Meeting and the current nominee for election to serve as a non-employee director based on information furnished to us by each such director or nominee.

Elliot Han was appointed to serve as a Class II non-employee director in January 2024 and as Chairperson of the Board in October 2025. Since February 2025, Mr. Han has served as Chief Investment Officer of C1 Fund Inc., a NYSE-listed closed-end fund focused on investments in the private digital-asset ecosystem. Since September 2023, he has also served as a Partner at PGP Capital Advisors, a boutique investment and merchant banking firm, where he focuses on mergers and acquisitions and corporate finance transactions in both domestic and international markets. Mr. Han has broad experience and expertise in corporate finance, corporate development and strategy, corporate law, investment management, start-up operations, and financial technology. He has held senior leadership roles at several global financial institutions, including Cantor Fitzgerald (Head of FinTech/Blockchain, Crypto & Digital Assets Investment Banking and Head of Technology Equity Capital Markets), the New York Stock Exchange (Head of FinTech & Consumer Tech Capital Markets), and Goldman Sachs (Executive Director and Operating Officer for UK and Emerging Markets Investment Banking). He also served on the management team of the Argon Group, a blockchain technology and advisory company. Earlier in his career, he practiced corporate law at Freshfields Bruckhaus Deringer and began his finance career at Credit Suisse/CSFB. Since 2018, Mr. Han has been a Managing Partner at Sunkist ARC Partners, an investment firm focused on high-growth technology and digital-asset opportunities. He also serves as a board trustee and is an active limited partner and investor across various technology companies, funds, and educational institutions. Mr. Han holds a B.A. from Columbia University, a Master’s degree from Oxford University, and law and M.A. degrees from Cambridge University.

We believe Mr. Han’s extensive corporate finance, corporate development and strategy, corporate law and digital asset finance expertise qualifies him to serve as a director of the Company.

Quyen Du was appointed to serve as a Class III non-employee director in March 2025. Ms. Du brings 25 years’ experience in strategy and corporate development to the Company. Based in Texas, she is a recognized leader in finance, media and entertainment, recently serving as Head of Corporate Strategy & Development, Innovations and Research for Condé Nast (NYC) from June 2022 to August 2024. Ms. Du adds a depth of experience working in a wide range of roles across corporate strategy, finance and investments, business development, distribution and partnerships. Her previous experience includes her work from September 2019 to May 2022 for Fandom, Inc., one of the world’s largest entertainment fan community platforms, where she led corporate development and was responsible for driving acquisitive growth opportunities. Ms. Du also held various executive positions at NBC Universal from 2012 to 2017 and 2007 to 2011, where she worked on transformative M&A deals, corporate digital strategy and new market entry initiatives, including across digital native, streaming, commerce, data, gaming and audio. She has also held a studio distribution planning position at Disney and a business development role at Showtime. Ms. Du earned bachelor degrees in Business Administration and Economics from the University of California, Berkeley, and a Master’s in Business Administration from Columbia University.

We believe Ms. Du’s extensive corporate finance, corporate development and strategy, media and entertainment expertise qualifies her to serve as a director of the Company.

Ed Lu is a nominee for election as a Class I non-employee director of the Company at the Annual Meeting. Mr. Lu brings over 25 years of financial, strategic and operational leadership experience to the Company, including over 14 years of service as Chief Financial Officer of companies backed by venture capital and private equity. Mr. Lu’s expertise includes finance, accounting, risk management, corporate development, capital markets, human resources and organizational design. Mr. Lu has served as the Chief Financial Officer and Chief Operating Officer of Fandom, Inc., with oversight over all financial, planning, accounting, controllership and corporate development functions since joining the company in October 2018, and in 2025 added oversight of operations to his executive responsibilities. Mr. Lu also has direct boardroom and governance experience, including serving as a director of Outpost Games and as a board advisor and strategic advisor across multiple early to mid-stage companies such as Duopeak Inc. Mr. Lu earned a B.A. in Economics with Honors and Distinction and a minor in Business Administration from the University of California, Berkeley. Mr. Lu also earned a M.S. in Management Science & Engineering with a concentration in Entrepreneurial Finance and Strategy from Stanford University. Finally, Mr. Lu obtained an executive education in board governance at Stanford Directors’ College in 2021.

We believe Mr. Lu’s financial and corporate governance experience and his operational expertise in digital media, gaming, entertainment platforms and technology-enabled services qualifies him to serve as a director of the Company.

CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom qualify as independent within the meaning of the independent director guidelines of the Nasdaq Stock Market ("Nasdaq"). Jeremy Krol serves as an interim executive officer of the Company and is not considered independent.

The Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•
the Class I directors are currently Jeremy Krol and Rahul Mewawalla, and their terms will expire at the 2025 Annual Meeting of Stockholders;
•
the Class II director is currently Elliot Han, and his term will expire at the 2026 Annual Meeting of Stockholders; and
•
the Class III director is currently Quyen Du, and her term will expire at the 2027 Annual Meeting of Stockholders.

Jeremy Krol and Ed Lu are Class I director nominees for election for a three-year term expiring at the 2028 Annual Meeting of Stockholders. Mr. Mewawalla has not been nominated for reelection as a Class I director at the 2025 Annual Meeting.

Our Certificate of Incorporation and Amended and Restated Bylaws provide that the number of directors shall consist of one or more members and may be increased or decreased from time to time by a resolution of the Board. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board may have the effect of delaying or preventing changes in control of our Company.

Meetings of the Board of Directors

Our Board met two times and acted via written consent in lieu of meeting 17 times during the 2024 fiscal year. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board held during the period for which he or she was a Board member. The Company encourages, but does not require, directors to attend the Annual Meeting. Three Board members attended our 2024 annual meeting of stockholders.

Director Independence

Our common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that Mr. Mewawalla, Mr. Han and Ms. Du, representing three of our four directors, are considered “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Board Leadership Structure / Lead Independent Director

We believe that the structure of our Board and Board committees provides strong overall management. The Chairperson of our Board and our Chief Executive Officer roles are separate. Mr. Krol currently serves as our Interim Chief Executive Officer and Mr. Han serves as Chairperson of our Board. This structure enables each person to focus on different aspects of company leadership. Our Chief Executive Officer is responsible for setting the strategic direction of our company, the general management and operation of the business and the guidance and oversight of senior management. The Chairperson of our Board monitors the content, quality and timeliness of information sent to our Board and is available for consultation with our Board regarding the oversight of its business affairs. Our independent directors bring experience, oversight and expertise from outside of Phunware.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer/Principal Accounting and Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics is posted on the Governance portion of the investor relations page of our website at https://investors.phunware.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers that are required to be disclosed by the rules of the SEC or Nasdaq on the same website.

Board Role in Risk Oversight

The Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to Phunware and its stockholders. While the executive team is responsible for the day-to-day management of risk, one of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

The Audit Committee also reviews with management when appropriate any significant regulatory and legal developments that may have a material impact on Phunware’s financial statements, compliance programs and policies. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Both the Board as a whole and the various standing committees receive periodic reports from our management team that lead a variety of functions across the business, as well as input from external advisors, as appropriate. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Committees of the Board of Directors

The Board has the authority to appoint committees to perform certain management and administrative functions. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

Committee Meetings

Each incumbent Board member attended 75% or more of the aggregate number of meetings held by all committees of the Board on which he or she served during the fiscal year ended December 31, 2024 during the period for which he or she served.

Audit Committee

We have established a designated standing audit committee. Mr. Mewawalla, Mr. Han and Ms. Du, each of whom is a non-employee member of the Board, currently comprise our Audit Committee. Mr. Han is the current Chairperson of our Audit Committee. We have determined that each of the members of our Audit Committee satisfies the requirements for independence and financial literacy under the rules of Nasdaq and the SEC. During the fiscal year ended December 31, 2024, the committee met four times. The Audit Committee is responsible for, among other things:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing the Company’s policies on and overseeing risk assessment and risk management, including enterprise risk management;
•
reviewing the adequacy and effectiveness of our internal control policies and procedures and the Company’s disclosure controls and procedures;
•
reviewing related person transactions; and
•
approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has adopted a written charter for the Audit Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Audit Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Audit Committee Financial Expert

The Board determined Mr. Mewawalla is an independent director pursuant to Nasdaq's governance listing standards and meets the qualifications of an "audit committee financial expert," as defined under the applicable rules and regulations of the SEC. In making this determination, our Board has considered prior experience, business acumen and independence.

Audit Committee Report

The following Report of the Audit Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, Marcum LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with

Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP the accounting firm’s independence.

Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Audit Committee

Mr. Rahul Mewawalla, Chairperson

Mr. Elliot Han

Ms. Quyen Du

Compensation Committee

We have established a designated standing compensation committee. Mr. Mewawalla, Mr. Han and Ms. Du, each of whom is a non-employee member of the Board, currently comprise our Compensation Committee. Mr. Han is the Chairperson of our Compensation Committee. We have determined that each member of our Compensation Committee meets the requirements for independence under the rules of Nasdaq and SEC rules and regulations. During the fiscal year ended December 31, 2024, the Compensation Committee did not hold any meetings, but approved various matters, where appropriate, by unanimous written consent. The Compensation Committee is responsible for, among other things:

•
reviewing, approving and determining the compensation of executive officers and key employees;
•
reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•
administering equity compensation plans;
•
reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and
•
establishing and reviewing general policies relating to compensation and benefits of the Company's employees.

The Board has adopted a written charter for the Compensation Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Compensation Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets quarterly and with greater frequency, if necessary. The agenda for each meeting will usually be developed by the Chairperson of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer and our Vice President of Accounting and Financial Reporting. Our Chief Executive Officer may not be present during voting or deliberations of the Compensation Committee regarding his compensation but may participate in the review or determination of the compensation of each of the other executive officers. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.

The Compensation Committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisors. The Compensation Committee is directly responsible for the appointment and oversight of the work of any compensation consultant, independent legal counsel and other advisor retained by the Committee. Such responsibility includes the sole authority to retain or terminate, and to determine the terms of engagement and the extent of funding necessary for payment of reasonable compensation to, compensation consultants, independent legal counsel and other advisors retained by the Committee. The Company will provide appropriate funding for the payment of compensation to its compensation consultants, outside legal counsel and other advisors retained by the Compensation Committee.

The Compensation Committee may delegate its authority to subcommittees or the Chairperson of the Compensation Committee when it deems it appropriate and in the best interests of the Company and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements (collectively, “Applicable Legal Requirements”). Subject to Applicable Legal Requirements, the Compensation Committee may also delegate to one or more officers of the Company the authority to make equity grants to employees or consultants of the Company who are not directors of the Company or executive officers of the Company under the Company’s equity plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans and such guidelines as may be approved by the Compensation Committee.

In addition, should the Company cease to be a “smaller reporting company”, the Compensation Committee will review with management the Company’s Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.

Nominating and Corporate Governance Committee

We have a designated standing nominating and corporate governance committee. Mr. Mewawalla, Mr. Han and Ms. Du, each of whom is a non-employee member of our Board, currently comprise our Nominating and Corporate Governance Committee. Ms. Du is the Chairperson of our Nominating and Corporate Governance Committee. We have determined that each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules of Nasdaq. During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee did not hold any meetings, but approved various matters, where appropriate, by unanimous written consent. The Nominating and Corporate Governance Committee is responsible for, among other things:

•
identifying, evaluating and selecting or making recommendations to the Board regarding nominees for election to the Board and its committees;
•
evaluating the performance of the Board and of individual directors;
•
considering and making recommendations to the Board regarding the composition of the Board and its committees;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and reporting; and
•
developing and making recommendations to the Board regarding corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee believes that candidates for director should have the highest personal values, integrity and ethics, along with certain minimum qualifications, including individuals who have exhibited achievements and excellence in one or more of the key professional, business, financial, legal or other fields that we may encounter. Furthermore, the Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise in the business environment in which we operate, ability to make independent analytical inquiries, willingness to devote sufficient time to Board duties, ability to serve on the Board for a sustained period and having the commitment to scrupulously represent the long-term interest of stockholders.

While the Board does not have a formal policy on diversity, the Nominating and Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Governance Committee believes that appointing directors with a diverse range of expertise, backgrounds and skill sets fosters robust and insightful discussion amongst directors and provides our management with an invaluable opportunity to learn from a variety of unique perspectives and experiences. The Nominating and Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

In identifying potential director candidates, the Nominating and Governance Committee solicits recommendations from existing directors and senior management to be considered by the Nominating and Governance Committee along with any recommendations that have been received from stockholders as discussed in more detail below. The Nominating and Governance Committee may also, in its discretion, retain, and pay fees to, a search firm to provide additional candidates.

For incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence.

Any stockholder of the Company who desires to submit director nomination in next year’s proxy materials outside of the processes of Rule 14a-8 must make such submission in writing not earlier than August 17, 2026 and not later than September 16, 2026 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2025 Annual Meeting of Stockholders is held before November 17, 2026 or after February 15, 2027, then the deadline is not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Any stockholder of the Company who desires to submit director nomination in next year’s proxy materials within the processes of Rule 14a-8 must make such submission in writing not later than July 3, 2026 to Phunware’s Secretary at 1002 West Avenue, Austin, Texas 78701. Any such stockholder proposal must meet the requirements set forth in Rule 14a-8.

With respect to any director candidate nominated by a stockholder or group of stockholders, the following information must be provided to the Company with the written nomination:

•
the name and address of the nominating stockholder, as they appear on the Company’s books;
•
the nominee’s name and address and other personal information;
•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholder or beneficial owner and each proposed nominee;
•
a completed and signed questionnaire, representation and agreement and written director agreement, pursuant to the Company’s Amended and Restated Bylaws, with respect to each nominee for election or re-election to the Board; and

•
all other information required to be disclosed pursuant to the Company’s Amended and Restated Bylaws and Regulation 14A of the Exchange Act.

The Company may require any proposed director candidate to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed candidate to serve as an independent director of the Board or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such candidate. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee charter can be found on the "Governance Documents" section of our Investor Relations website at https://investors.phunware.com/corporate-governance/governance-documents.

Non-Employee Director Compensation

Effective June 13, 2024 the Board adopted an amended and restated Outside Director Compensation Policy under which the non-employee members of the Board of Directors (“Outside Directors”) are compensated.

The Outside Director Compensation Policy provides:

Annual Cash Retainer

Each Outside Director will be paid an annual cash retainer of $75,000. There are no per-meeting attendance fees for attending Board meetings.

Chairman / Committee Membership Annual Cash Retainer

Each Outside Director who serves as chairman of the Board or chairman or member of a committee of the Board will be paid additional annual fees as follows:

Role	Annual Fee ($)
Chairperson of the Board	45,000
Chairperson of Audit Committee	25,000
Member of Audit Committee (other than the Chairperson of the Audit Committee)	12,500
Chairperson of Compensation Committee	20,000
Member of Compensation Committee (other than the Chairperson of the Compensation Committee)	10,000
Chairperson of Nominating and Corporate Governance Committee	15,000
Member of Nominating and Corporate Governance Committee (other than the Chairperson of the Nominating and Corporate Governance Committee)	7,500

Each annual cash retainer and additional annual fees are paid quarterly in advance on the first business day of each quarter.

Equity Compensation

Outside Directors are entitled to receive all types of Awards under the Company’s Equity Incentive Plan (the “Plan”) (or the applicable equity plan in place at the time of grant), including discretionary Awards.

Initial Award. Upon first becoming an Outside Director, an individual will be eligible to receive an award consisting of restricted stock units covering a number of shares of common stock having a grant date aggregate fair market value of $150,000 (the “Initial Award”). The Initial Award will be granted, vested, and settled on the first trading day within the Company’s second open permissible trading window available following the date on which such individual is first eligible to receive the Initial Award.

Annual Award. On the first trading day within the Company’s second open permissible trading window following the Company’s annual stockholder meeting held during any calendar year, each Outside Director will be automatically granted, vested, and settled an award consisting of restricted stock units covering a number of shares of common stock having a grant date aggregate fair market value of $150,000 as consideration for such Outside Director’s service on the Board for the calendar year in which such grant is made (each, an “Annual Award”); provided, however, that an Outside Director who has received an Initial Award during a particular calendar year is not entitled to an Annual Award for such calendar year.

Performance-Based Compensation. Additional compensation may be awarded to all of the Outside Directors which may be tied to the achievement of specific performance-based criteria as previously established by the Compensation Committee and approved by two-thirds (2/3) of the Directors then serving on the Board. The Compensation Committee shall calculate annually any such additional performance-based compensation in accordance with the performance-based criteria previously approved by the Board in accordance with this Section.

We also reimburse our directors for reasonable travel expenses associated with attending board and committee meetings.

The Outside Director Compensation Policy also provides that the Company is to maintain directors and officers insurance satisfactory to the Board and an annual budget to be set by the Compensation Committee for continuing education and training of Outside Directors.

Director Compensation

The following table sets forth certain information with respect to the compensation for our directors, excluding reasonable travel expenses, for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Stephen Chen (2)	148,226	145,360	293,586
Elliot Han	112,894	145,360	258,254
Rahul Mewawalla	117,500	145,360	262,860

(1)
This column reflects the aggregate grant date fair value of restricted stock units granted during 2024 computed in accordance with the provisions of ASC 718, Compensation-Stock Compensation. The assumptions that we used to calculate these amounts are discussed in the notes to Phunware’s audited consolidated financial statements for the year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.
(2)
Stephen Chen was appointed as Interim Chief Executive Officer on October 22, 2024. At such time, he was no longer considered a non-employee director and no longer received compensation for his service on the Board.

Outstanding Equity Awards as of Fiscal Year-End

There were no equity awards outstanding to our non-employee Outside Directors as of December 31, 2024.

Insider Trading Policy

We have adopted an Insider Trading Policy and Guidelines with Respect to Certain Transactions in Securities (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Employee, Officer and Director Hedging

Our Insider Trading Policy applicable to all directors, officers, employees and agents of the Company prohibits such parties from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, stock appreciation rights and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are also subject to this prohibition; provided, however, such parties are not prohibited from exercising any stock options issued under any of the Company’s benefit plans or other compensatory arrangements in accordance with the terms of such plans or arrangements.

Legal Proceedings with Directors, Officers, Affiliates or Significant Stockholders

On July 13, 2025, the Company and Rahul Mewawalla, a Class I Director and the Company's then Chairperson of the Board, executed an Executive Chairman and Chief AI Architect Agreement (the "EC Agreement"). Among other provisions, the EC Agreement provided for (i) cash compensation in the amount of $50,000 per month, payable per the Company’s regular payroll cycle for a term of six months, (ii) continued cash and equity compensation that is due and payable in accordance with the Company's compensation policy for its board members and (iii) nomination of Mr. Mewawalla as a member of the Board at the Company's 2026 annual meeting of stockholders.

On August 4, 2025, the Board formed a special committee consisting of its other two disinterested independent directors to consider the circumstances and under which the EC Agreement was entered into. The special committee concluded that Mr. Mewawalla made intentional, material misrepresentations to induce the Company to enter into the EC Agreement and that there was a proper basis to rescind the EC Agreement. The Company then rescinded the EC Agreement and notified Mr. Mewawalla in writing of such rescission on August 7, 2025.

On October 1, 2025, Mr. Mewawalla filed a demand for arbitration against the Company with the American Arbitration Association (Case No. 01-25-004-9738) alleging, among other things, that the Company breached the EC Agreement, ineffective rescission of the EC Agreement, unpaid compensation, retaliation/wrongful termination, defamation and violations of other Washington state employment-related laws. Mr. Mewawalla seeks relief of amounts due, double damages where applicable, interest, fees, cost and punitive damages where applicable. He further seeks specific performance and injunctive relief, including a declaration that the EC Agreement remains in force and continued service and compliance with the EC Agreement. The Company rejects Mr. Mewawalla's allegations and claims and plans to vigorously dispute and defend against all allegations and claims made by Mr. Mewawalla.

EXECUTIVE COMPENSATION

Phunware’s named executive officers ("NEOs"), which consist of the person or persons who served as our principal executive officer ("PEO") and the next two most highly compensated executive officers who served as executive officers during the year ended December 31, 2024, are:

Stephen Chen, Interim Chief Executive Officer

Michael Snavely, Former Chief Executive Officer

Chris Olive, Chief Legal Officer

Jeremy Kidd, Senior Vice President, Head of Sales

Summary Compensation Table

The following table sets forth information regarding the total compensation of our NEOs for the years ended December 31, 2024 and 2023:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Stephen Chen, Interim Chief Executive Officer (4)	2024	54,167	-	-	682	54,849
Michael Snavely, Former Chief Executive Officer (5)	2024	283,814	-	-	273,764	557,578
	2023	101,073	15,000	219,450	4,438	339,961
Chris Olive, Chief Legal Officer (6)	2024	300,000	-	-	15,215	315,215
	2023	300,000	-	87,640	26,630	414,270
Jeremy Kidd, Senior Vice President, Head of Sales (7)	2024	295,833	-	-	109,877	405,710

(1)
Reflects actual earnings, which may differ from approved based salaries due to the effective date of salary increases.
(2)
Amounts represent the aggregate grant date fair value of stock options or restricted stock unit awards, computed in accordance with FASB ASC 718-10-25. The actual value realized by the named executive officer with respect to stock awards will depend on whether the award vests and, if it vests, the market value of our stock on the date such stock is sold.
(3)
Amounts shown in this column include contributions Phunware made on behalf of the named executive officer for inclusion in our medical benefits programs, severance and/or commission payments.
(4)
Mr. Chen was appointed as our Interim Chief Executive Officer on October 25, 2024. Mr. Chen received additional compensation as a member of our Board earned prior to his appointment as Interim Chief Executive Officer, which is excluded above. Subsequent to the date of his appointment as Chief Executive Officer, Mr. Chen did not receive additional compensation as a member of our Board. See Director Compensation above.
(5)
Mr. Snavely joined the Company as its Chief Revenue Officer on September 12, 2023. Mr. Snavely was appointed the Company's Chief Executive Officer effective October 25, 2023. Mr. Snavely was paid a sign-on bonus of $5,000 pursuant to the terms of his employment agreement as Chief Revenue Officer and $10,000 pursuant to the terms of his employment agreement as Chief Executive Officer. Mr. Snavely resigned from the Company on October 22, 2024 and was paid a severance of approximately $262,500 upon his departure in accordance with his employment agreement.
(6)
Mr. Olive joined the Company as its Chief Legal Officer on April 1, 2022.
(7)
Mr. Kidd joined the Company as its Senior Vice President, Head of Sales on November 21, 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options and other equity awards held by each of our named executive officers as of December 31, 2024, after giving effect to the reverse stock split of the Company’s common stock at a ratio of one-for-fifty that occurred on February 23, 2024:

		Options Awards				Restricted Stock Unit Awards
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Name	Grant Date	Exercisable	Unexercisable	Price	Date	(#)		($)
Chris Olive(1)	9/16/2022	-	-	-	-	3,240	(1)	16,848
	8/31/2023	-	-	-	-	4,173	(1)	21,700

(1)
Mr. Olive was granted 10,000 restricted stock units on September 16, 2022. The restricted stock units vest at various rates with 2,708 restricted stock units vesting on May 8, 2023, 811 restricted stock units vesting on each of August 8, 2023 and November 8, 2023 and 810 restricted stock units vesting on each of May 8, 2024, August 8, 2024, November 8, 2024, May 8, 2025, August 8, 2025, November 8, 2025 and March 31, 2026, subject to his continued employment with the Company on each such vesting date. Mr. Olive was also granted 6,260 restricted stock units on August 31, 2023. The restricted stock units vest annually commencing on August 1, 2024, with a final vesting date of August 3, 2026.

Executive Employment Agreements

We typically enter into employment agreements with our named executive officers. Regarding our 2024 named executive officers, Stephen Chen, Michael Snavely and Chris Olive executed employment agreements with the Company, of which only Chris Olive remains currently employed by the Company. The employment agreements with our NEOs generally provide for at-will employment and set forth each named executive officer's base salary, bonus target, severance eligibility and eligibility for other standard employee benefit plan participation.

Pursuant to the employment agreements, certain current and future significant employees, including the named executive officers identified above, are eligible for severance benefits under certain circumstances. The actual amounts that would be paid or distributed as a result of a termination of employment occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include base salary and annual bonus target percentage. Although the Company has entered into a written agreement to provide severance payments and benefits in connection with a termination of employment under particular circumstances, the Company, or an acquirer, may mutually agree with an executive officer or significant employee to provide payments and benefits on terms that vary from those currently contemplated. In addition to the amounts presented below, each eligible executive officer or significant employee would also be able to exercise any previously-vested stock options that he or she held, in accordance with the terms of those grants and the respective plans pursuant to which they were granted. Finally, the eligible executive officer or significant employee may also receive any benefits accrued under our broad-based benefit plans, in accordance with those plans and policies.

Mr. Chen’s Employment Agreement

We entered into an employment agreement, dated as of October 22, 2024, with Stephen Chen, who served as our Interim Chief Executive Officer until July 13, 2025.

The employment agreement had an indefinite term, subject to termination by either party. The Company and Mr. Chen could terminate the employment agreement at any time with or without cause, provided that Mr. Chen would provide at least thirty (30) days’ written notice to the Company if without good reason. The employment agreement included non-competition and non-solicitation covenants applicable during and for the 24-month period following Mr. Chen’s employment.

The employment agreement provided for an annual base salary of $325,000 and a target annual bonus to be between 50% and 200% of the base salary, with the actual award value to be determined by the Company or the Board in its sole discretion based on factors including the strength of Mr. Chen’s performance and the performance of the Company. Furthermore, within ninety (90) days following the effective date of the employment agreement, the Company would provide Mr. Chen a grant of options to purchase shares of the Company’s common stock, which grant of options had the number of options, exercise prices, dates and vesting schedules based on specified performance thresholds as determined by the Board and its Compensation Committee. The grant of options was made under the Company’s equity incentive plan.

On July 13, 2025, the Board terminated Mr. Chen’s at-will employment as Interim Chief Executive Officer. Pursuant to the terms of Mr. Chen’s employment agreement dated October 22, 2024, his termination as Interim Chief Executive Officer also constituted a termination from all positions that Mr. Chen held as a member of the Board and any committee thereof, effective as of the same date.

Mr. Snavely’s Employment Agreement

We entered into an employment agreement, dated as of October 25, 2023, with Michael Snavely, who served as our Chief Executive Officer until October 22, 2024.

The employment agreement provided for an initial base salary of $350,000 per year, a sign-on bonus of $10,000, eligibility in the Company’s bonus programs established by the Board or any committee of the board and eligibility to participate in our employee benefit programs. Under the terms of his employment agreement, the Company provided Mr. Snavely an initial grant of 30,000 restricted stock units with various vesting dates and a separate grant of 15,000 restricted stock units on or before January 31, 2024 with vesting to commence on March 31, 2024.

Effective October 22, 2024, the Company entered into a Confidential Separation and General Release Agreement with Michael Snavely, the Company’s former Chief Executive Officer and director. The Separation Agreement provides that Mr. Snavely’s employment with the Company terminated effective October 22, 2024. The Separation Agreement provides for a general release of claims by Mr. Snavely. Pursuant to the Separation Agreement, Mr. Snavely received an amount equal to $262,500 which represented nine (9) months of earnings and continued coverage under the Company’s group health plan, including reimbursement for premiums for such coverage, through July 31, 2025.

Mr. Olive's Employment Agreement

We entered into an employment agreement, as amended and restated in September 2022, with Chris Olive, who serves as our Chief Legal Officer. The agreement has an initial term of four years from his April 2022 hire date and automatically renews for additional one year terms, unless either party provides ninety (90) day notice. If a change in control, as defined in the agreements, occurs when there are fewer than twelve (12) months remaining during the initial term or an additional term, the term of the employment agreement will extend automatically through the date that is twelve (12) months following the effective date of the change in control.

The employment agreement provides for an initial base salary of $300,000 per year, eligibility in the Company's bonus programs established by the Board or any committee of the Board, and eligibility to participate in our employee benefit programs. Under the terms of his employment agreement, the Company provided Mr. Olive a one-time grant of 10,000 restricted stock units (adjusted for reverse stock split) on September 16, 2022. The restricted stock units granted to Mr. Olive are subject to a separate award agreement, which outlines the specifics of such grant, including but not limited to, the vesting schedule, forfeiture for cause provisions, the Company’s buyback rights and other restrictions and terms.

Mr. Olive is eligible to receive the following payments and benefits in connection with a termination not in connection with a Change in Control, as defined in the agreements:

•
continuing payments of severance pay at a rate equal to his base salary rate, as then in effect, for six (6) months from the date of termination;
•
coverage under our group health insurance plans or payment of the full amount of health insurance premiums as provided under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for up to six (6) months after termination; and
•
the immediate vesting of all equity awards granted on or after the effective date of the employment agreement.

In the case of a Change in Control, if Mr. Olive is terminated without cause, either during the three months before or in the year after a Change in Control, then he will be entitled to receive the following payments and benefits:

•
a lump sum severance payment equal to: (i) the amount of base salary in effect on the date of termination that he would have otherwise received had he remained employed by the Company through the twelve (12) month anniversary of the Change in Control, and (ii) an amount equal to the average annualized bonus earned by him for the two (2) calendar years prior to the calendar year during which the Change in Control occurs, but in no event will the amount be less than his annual target bonus for the year during which the termination occurs, or if greater, his annual target bonus for the year during which the closing of the Change in Control occurs;
•
the immediate vesting of all equity awards granted on or after the effective date of the employment agreement; and
•
coverage under our group health insurance plans or payment of the full amount of health insurance premiums as provided under COBRA for up to twelve (12) months after termination.

Equity Award Timing Policies

We do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). Our Insider Trading Policy also prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of material non-public information about us. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.

During the last fiscal year, there were no stock options granted to any named executive officers within four business days preceding the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.

Pay Versus Performance

In accordance with disclosure requirements of the SEC regarding pay versus performance, this section presents the SEC-defined "Compensation Actually Paid." Compensation decisions made by our Compensation Committee and Board are made independently of disclosure requirements. Compensation Actually Paid should be viewed is a supplemental measure, not a replacement, of other performance measures as it relates to our compensation-setting strategy.

The following table sets forth information regarding our pay versus performance analysis for the years ended December 31, 2024 and 2023:

		Compensation Actually Paid to PEO
Year	Summary Compensation Table Total for PEO	Alan Knitowski	Russell Buyse	Michael Snavely	Stephen Chen	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss (in thousands)
2024(1)	$612,427	$—	$—	$557,578	$54,849	$360,463	$366,200	$3.95	$(10,316)
2023(2)	$691,361	$—	$495,700	$282,551	$—	$475,026	$113,331	$3.12	$(52,785)
2022(3)	$619,387	$(753,170)	$43,693	$—	$—	$1,020,883	$637,383	$29.39	$(50,894)
(1)
Our PEOs during 2024 were Michael Snavely and Stephen Chen. Our non-PEO NEOs for 2024 were Chris Olive and Jeremy Kidd.
(2)
Our PEOs during 2023 were Russell Buyse and Michael Snavely. Our non-PEO NEOs for 2023 were Troy Reisner and Chris Olive.
(3)
Our PEOs during 2022 were Alan Knitowski and Russell Buyse. Our non-PEO NEOs for 2022 were Matt Lull and Chris Olive.

The following table provides a reconciliation of total compensation per our Summary Compensation Table to Compensation Actually Paid as disclosed above:

	PEO			Average Non-PEO NEO
	2024	2023	2022	2024	2023	2022
Summary compensation table total	$612,427	$691,361	$619,387	$360,463	$475,026	$1,020,883
Less:
Stock awards reported in summary compensation table	—	(219,450)	—	—	(205,820)	(770,000)
Further adjusted for:
Fair value of awards as of December 31 granted in current year, outstanding and unvested	—	65,600	—	—	37,433	386,500
Change in fair value of awards granted in prior fiscal year, outstanding and unvested	—	—	(878,849)	4,077	(172,750)	—
Fair value of awards, granted and vested in same year	—	240,740	—	—	10,645	—
Change in fair value of awards granted in prior years, but vested in current year	—	—	(450,015)	1,661	(31,202)	—
Compensation actually paid	$612,427	$778,251	$(709,477)	$366,200	$113,331	$637,383

The following graph reflects the relationship among the compensation actually paid to our PEO(s), the average compensation paid to our non-PEO NEOs and the Company's cumulative total shareholder return (assuming an initial fixed investment of $100 on December 31, 2021) for the years ended December 31, 2024, 2023 and 2022:

The following graph reflects the relationship among the compensation actually paid to our PEO(s), the average compensation paid to our non-PEO NEOs and the Company's net income for the years ended December 31, 2024, 2023 and 2022:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 28, 2025, for:

•
each stockholder known to us to be beneficial owner of more than 5% of our outstanding shares of common stock;
•
each of our directors currently serving on our Board and director nominees;
•
each of our named executive officers currently employed; and
•
all of our current directors, director nominees and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.

Applicable percentage ownership is based on 20,187,326 shares of our common stock outstanding as of October 28, 2025 for our named executive officers currently employed and our directors currently serving on our Board. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we included outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of October 28, 2025. We did not include these shares as outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o Phunware, Inc., 1002 West Avenue, Austin, Texas 78701.

Name of Beneficial Owner(1)	Shares	Percentage
Named Executive Officers, Executive Officers and Directors:
Jeremy Krol	-	-%
Jeremy Kidd	-	-%
Brendhan Botkin	9,854	0.0%
Chris Olive	11,117	0.1%
Quyen Du	-	-%
Elliot Han	25,019	0.1%
Rahul Mewawalla	-	-%
Ed Lu	-	-%
All executive officers and directors as a group (8 persons)	48,085	0.2%
(1)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2024, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except for a late Form 4 filing by Michael Snavely on January 22, 2024 to report sales of our common stock for taxes, which occurred on January 16, 2024 and January 17, 2024, a late Form 3 filing on March 21, 2024 by Elliot Han to report initial holding of 0 shares of the Company's common stock, a late Form 4 filing by Troy Reisner on March 21, 2024 to report purchases of the shares of the Company's common stock on March 14, 2024, a late Form 4 filing by Michael Snavely on May 24, 2024 to report purchases of shares of the Company's common stock on May 20, 2024, a late Form 4 filing by Michael Snavely to report both sales and purchases of our Common Stock on June 13, 2024 and a late Form 4 filing by each of Elliot Han, Rahul Mewawalla and Stephen Chen to report a grant of restricted stock units on June 13, 2024.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Policy for Related Person Transactions

We have adopted a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with us without the approval of our Audit Committee, subject to the exceptions described below.

A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involves exceeds $120,000. Transactions involving compensation for services provided the Company as an employee or director are not covered by this policy.

The Board has determined that certain transactions will not require the approval of the Audit Committee, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Related Person Transactions

The following is a summary of related party transactions since January 1, 2024.

Confidential Separation and General Release Agreement with Michael Snavely. Effective October 22, 2024, the Company entered into a Confidential Separation and General Release Agreement (the "Separation Agreement") with Michael Snavely, the Company’s former Chief Executive Officer and director. The Separation Agreement provides that Mr. Snavely’s employment with the Company terminated effective October 22, 2024. The Separation Agreement provides for a general release of claims by Mr. Snavely. Pursuant to the Separation Agreement, Mr. Snavely was entitled to receive an amount equal to $262,500 which represents nine (9) months of earnings and continued coverage under the Company’s group health plan, including reimbursement for premiums for such coverage, through July 31, 2025.

Limitation on Liability and Indemnification Matters

As permitted under Delaware law, our Certificate of Incorporation and Amended and Restated Bylaws provide that we will indemnify our directors and officers and may indemnify our employees and other agents, to the fullest extent not prohibited under Delaware or applicable law. The Company has also entered into indemnification agreements with the Board, officers and certain employees. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as a director, officer, employee, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, Class I, Class II and Class III. Currently, there are currently two directors in Class I, Rahul Mewawalla and Jeremy Krol, whose terms expire at this Annual Meeting. Jeremy Krol and Ed Lu are the nominees for election to our Board as Class I directors at the Annual Meeting.

Directors are elected by a plurality of the votes of the shares of our common stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting. Proxies cannot be voted for more than two persons. If elected, Messrs. Krol and Lu will serve until the 2028 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation, or removal. In the event that the nominees for any reason are unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the Board may determine. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected.

A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The relevant experience, qualifications, attributes and skills of Messrs. Krol and Lu that led the Board to recommend each of them as a nominee for director are described in the section entitled “Executive Officers, Directors and Corporate Governance.”

The Board recommends a vote FOR the election of the named nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected CBIZ CPAs P.C. (“CBIZ CPAs”) to be our independent registered public accounting firm for the fiscal year ending December 31, 2025, and recommends that the stockholders vote for ratification of such appointment. CBIZ CPAs was engaged as our independent registered public accounting firm since July 23, 2025. The ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will be determined by the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect and will not be counted in determining the number of shares necessary for approval. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. We expect representatives of CBIZ CPAs will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Resignation of Independent Registered Accounting Firm

On November 1, 2024, CBIZ CPAs acquired the attest business of Marcum LLP (“Marcum”). On July 23, 2025, the Company was notified by Marcum that Marcum resigned as the Company’s independent registered public accounting firm as a result of such acquisition, and the Company’s Audit Committee approved such resignation.

The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023 and through July 23, 2025, there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses in the Company’s internal control over financial reporting:

•
ineffective design of information technology general controls related to user access, program change and appropriate segregation of duties for certain information technology systems; and
•
as a result of cost cutting measures and headcount turnover in the Company's accounting function, ineffective design and implementation of business process controls due to a lack of segregation of duties between preparer and reviewer.

The Company provided Marcum with a copy of the foregoing disclosures prior to its filing of the Current Report on Form 8-K dated July 29, 2025 (the “Form 8-K”), and requested, in accordance with applicable practices, that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the Form 8-K. Marcum returned a letter dated as of July 28, 2025, stating that it agrees with such statements and is included as Exhibit 16.1 to the Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On July 23, 2025, with the approval of the Company’s Audit Committee, CBIZ CPAs was engaged as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through July 23, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions therein) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The following table sets forth aggregate fees billed to the Company for professional services by our independent registered public accounting firm, Marcum, the Company’s former independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023.

	December 31,
	2024	2023
Audit Fees(1)	$384,655	$321,672
Audit-related Fees(2)	178,190	39,140
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$562,845	$360,812

(1)
"Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our annual report on Form 10-K, review of our quarterly financial statements presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including audit services in connection with filing registration statements, and amendments thereto.
(2)
“Audit-related Fees” consist of fees related to audit and assurance procedures not otherwise included in Audit Fees, including fees related to the application of GAAP to proposed transactions and new accounting pronouncements.
(3)
“Tax Fees” consist of tax return preparation, international and domestic tax studies, consulting and planning.
(4)
“All Other Fees” consist of fees other than those relating to audit fees, audit-related fees and tax fees, including the cost of a subscription to an accounting research tool.

Audit Committee Pre-Approval

Our Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for us by our independent auditor, including the fees and terms thereof. All of the services described above were approved by our Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of CBIZ CPAs P.C. as the independent registered accounting firm of the Company for its fiscal year ending December 31, 2025.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is providing its stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote is commonly referred to as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The Company is seeking your approval, on an advisory basis, of the compensation of our named executive officers as described in this Proxy Statement by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Summary Compensation Table” and the related compensation tables and narrative discussion.”

Required Vote and Recommendation

Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in this Proxy Statement requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect and will not be counted in determining the number of shares necessary for approval.

This Proposal 3 is advisory; therefore, it will not be binding on the Company, our Board or the Compensation Committee. Further, the Board's recommendation that stockholders approve the current compensation of the Company's named executive officers as set forth in the Proxy Statement does not limit the authority of the Board of Compensation Committee to reevaluate such compensation terms in connection with the expiration of any employment agreement term. However, the Compensation Committee and Board value constructive dialogue on executive compensation and other governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Compensation Committee and Board will consider the outcome of this vote when evaluating future executive compensation programs.

The Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in this Proxy Statement.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF FUTURE STOCKHOLDERS’ ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is providing its stockholders the opportunity to cast a non-binding advisory vote to approve how frequently the Company should solicit a non-binding advisory vote on the compensation of our named executive officers. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote on the compensation of our named executive officers every ONE YEAR, TWO YEARS or THREE YEARS. Alternatively, stockholders may abstain from casting a vote.

After carefully considering the benefits and consequences of each alternative, the Board believes that every THREE YEARS is the appropriate frequency in order to foster a more long-term approach to evaluating our executive compensation policies and procedures.

Required Vote and Recommendation

Stockholders may vote on an advisory basis whether they would prefer an advisory vote on compensation of the Company’s named executive officers once every ONE YEAR, TWO YEARS or THREE YEARS (or stockholders may abstain). The frequency option that receives the highest number of votes cast will be passed on an advisory basis. Abstentions and broker non-votes will have no effect on Proposal 4.

Proposal 4 is advisory; therefore, it will not be binding on the Company, our Board or the Compensation Committee. However, the Compensation Committee and Board value constructive dialogue on executive compensation and other governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Compensation Committee and Board will consider the outcome of this vote when evaluating future executive compensation programs.

The Board recommends a vote in favor of “THREE YEARS” for the frequency of future stockholders’ advisory votes on compensation of our named executive officers.

OTHER MATTERS

Note About Forward-Looking Statements

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this proxy statement are not incorporated into this proxy statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about Phunware by sending a letter to the following address: Phunware, Inc., 1002 West Avenue, Austin, Texas 78701, Attention: Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Chairman of the Board at the address above.

Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at https://investors.phunware.com.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Phunware, Inc. Direct your written request to Investor Relations, Phunware, Inc., 1002 West Avenue, Austin, Texas 78701; Telephone: (512) 394-6837; Email: investorrelations@phunware.com. Upon written or oral request, the Company will provide a separate copy of the Notice of Internet Availability of Proxy Materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers or the Company at the address stated above.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jeremy Krol
Jeremy Krol
Director and Interim Chief Executive Officer

October 31, 2025

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Phunware, Inc., 1002 West Avenue, Austin, TX 78701, Attention: Secretary. Stockholders may also request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, by sending an e-mail to investorrelations@phunware.com.

PHUNWARE

P.O. BOX 8016, CARY, NC 27512-9903

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Phunware, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of October 23, 2025

Wednesday, December 17, 2025 11:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PHUN for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:00 AM, Eastern Time, December 17, 2025.

Internet:
www.proxypush.com/PHUN
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-363-3966
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/PHUN

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jeremy Krol, Christopher Olive and Brendhan Botkin (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Phunware, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Phunware, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors					
		FOR	WITHHOLD			
	1.01 Jeremy Krol	☐	☐			FOR
	1.02 Ed Lu	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	Ratify the selection of the Audit Committee of the Board of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.	☐	☐	☐		FOR
3.	Non-binding advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	Non-binding advisory vote on the frequency for stockholders' non-binding advisory vote on compensation of the Company's named executive officers.	☐	☐	☐	☐	3 YEARS
5.	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.					

You must register to attend the meeting online and/or participate at www.proxydocs.com/PHUN
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date